                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07562

Morgan Stanley New York Quality Municipal Securities
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
     (Address of principal executive offices)                     (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2003

Date of reporting period: April 30, 2003

Item 1. Report to Stockholders.

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2003

Dear Shareholder:

During the six-month period ended April 30, 2003, U.S. economic growth was positive but disappointing. The pattern of the recovery remained uneven with many indicators fluctuating between strength and weakness. The military conflict in Iraq and the ongoing war against terrorism cast a shadow over the economy and the financial markets. The sluggish economy and uncertain geopolitical outlook generally favored bonds and led to lower interest rates throughout the period.

Consumer spending was the best-performing sector of the economy last year. Mortgage refinancing and low auto loan rates helped keep Americans buying. By year-end a growing apprehension about Iraq began to dominate investor sentiment and consumer confidence waned. The most noticeable impact of the evolving war risk was a spike in oil prices that had a dampening effect similar to a tax increase. Confidence was also shaken when unemployment reached an eight-year high. To guard against further downside risks, the Federal Reserve Board lowered the federal funds rate from 1.75 to 1.25 percent in early November. This marked the first change by the central bank in almost a year. Early in 2003, the Bush administration proposed several tax relief measures to bolster the economy. Uncertainty prior to the invasion of Iraq slowed economic activity in March. However, resolution of the conflict prompted the financial markets again to focus on the economic outlook.

Municipal Market Conditions

The yield on the 30-year insured municipal bond index continued to trend lower over the six-month period ended April 30, 2003. The yield declined from a high of 5.10 percent in November 2002 to a low of 4.70 percent in April. Throughout the period, the municipal yield curve was at or near its steepest level in 25 years. The pickup along the yield curve for extending maturities from 1 to 30 years was 350 basis points on April 30, 2003.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used to gauge the relative value of municipals. In October 2002 the ratio of 30-year insured municipal bond yields to 30-year Treasuries moved above 100 percent, remaining there through the first quarter of 2003. In April the ratio fell to 99 percent as the Treasury flight-to-quality rally subsided. This still-high ratio indicated that municipals were relatively cheaper than Treasuries.

The President's tax proposals, which included elimination of taxation on dividend income and acceleration of a reduction in tax brackets, affected the municipal market. The tax-exempt bond

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2003 continued

market reacted to potential tax-reform risk by adjusting the relationship of tax-exempt issues to taxables.

Long-term municipal volume, as reported in The Bond Buyer, increased to a record $357 billion in 2002 as state and local governments took advantage of lower interest rates to meet cash flow needs and refinance outstanding debt. In the first four months of 2003, new-issue volume reached a record $113 billion, 21 percent above last year's level. We expect this pace to continue throughout the year as budgetary problems force states and municipalities to borrow. New York's share of national volume was 11 percent.

Performance

The net asset value (NAV) of Morgan Stanley New York Quality Municipal Securities (IQN) increased from $15.07 to $15.25 per share for the six months ended April 30, 2003. Based on this change plus the reinvestment of tax-free dividends totaling $0.405 per share, the Trust's total NAV return was 4.31 percent. IQN's price on the New York Stock Exchange (NYSE) increased from $13.29 to $13.70 per share during the same period. Based on this change plus the reinvestment of tax-free dividends, the IQN's total market value return was 6.26 percent. On April 30, 2003 IQN's market price was at a 10.16 percent discount to its NAV.

Monthly dividends for the second quarter of 2003 declared in March were unchanged at $0.0675 per share. The dividend reflects the level of the Trust's undistributed net investment income and projected earnings. The Trust's level of undistributed net investment income was $0.160 per share on April 30, 2003, versus $0.163 per share six-months earlier. Past performance is no guarantee of future results.

Portfolio Structure

The Trust's total net assets of $93 million, including outstanding Auction Rate Preferred Shares (ARPS), were diversified among 13 long-term sectors and 32 credits. Issues in three essential service sectors: water and sewer, municipal electric and transportation accounted for 31 percent of the long term portfolio.

Importantly, the Trust has avoided bonds secured by tobacco settlement payments. Many states and localities including New York City and Nassau County have issued bonds backed by their entitlement to revenues from the Master Settlement Agreement with tobacco companies. A class action judgment against Philip Morris, a major participant in the agreement, has created uncertainty about the company's ability to meet its obligations.

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2003 continued

At the end of April the portfolio's average maturity was 19 years. IQN's duration, a measure of sensitivity to interest rate changes, was 6.4 years. The accompanying charts provide current information on the portfolio's credit ratings, maturity distribution and sector concentrations. Optional redemption provisions by year of the call and respective cost (book) yields are also charted.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2003 the Trust purchased and retired 51,600 shares of common stock at a weighted average market discount of 11.38 percent.

The Impact of Leveraging

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding ARPS. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to two years. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

Current earnings continued to benefit from lower short-term borrowing costs of ARPS. During the six-month period, ARPS leverage contributed approximately $0.07 per share to common share earnings. IQN has two ARPS series totaling $24 million and representing 26 percent of total net assets. Series 1 is currently a two-year auction maturing in January 2004 yielding 2.65 percent. The yield on IQN's weekly ARPS series ranged between 0.75 and 1.57 percent.

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2003 continued

We appreciate your ongoing support of Morgan Stanley New York Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2003 continued

[LARGEST SECTORS BAR CHART]
LARGEST SECTORS AS OF APRIL 30, 2003
(% OF LONG-TERM PORTFOLIO)

Hospital                                                       22%
Transportation                                                 13%
Education                                                      12%
Electric                                                        9%
Water & Sewer                                                   9%
Mortgage                                                        8%
Public Facilities                                               7%

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[CREDIT RATINGS PIE CHART]
CREDIT RATINGS AS OF APRIL 30, 2003
(% OF LONG-TERM PORTFOLIO)

Aaa or AAA                     38%
Aa or AA                       35%
A or A                         17%
Baa or BBB                      7%
N/R                             3%

  AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[DISTRIBUTION BY MATURITY BAR CHART]
DISTRIBUTION BY MATURITY
(% OF LONG-TERM PORTFOLIO)

                                   WEIGHTED AVERAGE
                                  MATURITY: 19 YEARS
1-5 Years                                0.0%
5-10 Years                               8.0%
10-20 Years                             59.0%
20-30 Years                             26.0%
30+ Years                                7.0%

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley New York Quality Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2003 continued

                [CALL AND COST (BOOK) YIELD STRUCTURE BAR CHART]

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                 APRIL 30, 2003


                                                                    WEIGHTED AVERAGE
                                 PERCENT CALLABLE               CALL PROTECTION: 6 YEARS

2003                                                                       21.0%
2004                                                                       13.0%
2005                                                                        2.0%
2006                                                                        4.0%
2007                                                                        0.0%
2008                                                                        7.0%
2009                                                                        0.0%
2010                                                                        9.0%
2011                                                                        6.0%
2012                                                                       14.0%
2013+                                                                      24.0%

                               YEARS BONDS CALLABLE

                                                                    WEIGHTED AVERAGE
                                 COST (BOOK) YIELD*                 BOOK YIELD: 5.3%
2003                                                                        5.7%
2004                                                                        5.6%
2005                                                                        6.1%
2006                                                                        5.9%
2007                                                                          -
2008                                                                        5.6%
2009                                                                          -
2010                                                                        5.9%
2011                                                                        4.6%
2012                                                                        4.7%
2013+                                                                       4.9%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 5.7% ON 21% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley New York Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2003 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            New York Tax-Exempt Municipal Bonds (121.8%)
            General Obligation (4.5%)
            Puerto Rico,
 $ 1,000      Public Improvement Refg Ser 1999........................   5.25%   07/01/16   $  1,098,940
   2,000      Public Improvement Refg Ser 1993........................   5.25    07/01/18      2,044,020
 -------                                                                                    ------------
   3,000                                                                                       3,142,960
 -------                                                                                    ------------
            Educational Facilities Revenue (14.1%)
   3,000    New York City Industrial Development Agency, Polytechnic
              University 2000.........................................   6.125   11/01/30      2,770,470
            New York State Dormitory Authority,
   1,000      Fordham University Ser 2002 (FGIC)......................   5.00    07/01/21      1,050,200
   1,000      Fordham University Ser 2002 (FGIC)......................   5.00    07/01/22      1,044,040
   2,000      Personal Income Tax, Education Ser 2003 A...............   5.375   03/15/20      2,181,500
   2,540      State University Ser 2002...............................   5.375   07/01/20      2,750,947
 -------                                                                                    ------------
   9,540                                                                                       9,797,157
 -------                                                                                    ------------
            Electric Revenue (10.6%)
            Long Island Power Authority,
   3,000      Ser 2003 B..............................................   5.25    06/01/14      3,181,140
   3,000      Ser 1998 A (FSA)........................................   5.125   12/01/22      3,126,660
   1,000    Puerto Rico Electric Power Authority, Power Ser DD
              (FSA)...................................................   4.50    07/01/19      1,021,460
 -------                                                                                    ------------
   7,000                                                                                       7,329,260
 -------                                                                                    ------------
            Hospital Revenue (27.0%)
   2,000    New York City Health & Hospitals Corporation, 2003 Ser A
              (Ambac).................................................   5.25    02/15/21      2,138,860
            New York State Dormitory Authority,
   4,000      Memorial Sloan-Kettering Cancer Center 2003 Ser I
              (WI)....................................................   5.00    07/01/34      4,015,520
   1,820      Rochester General Hospital - FHA Insured Mtge Ser
              1993....................................................   5.70    08/01/33      1,861,478
            New York State Medical Care Facilities Finance Agency,
   2,675      Hospital & Nursing Home - FHA Insured Mtge Ser A........   5.90    08/15/33      2,757,524
   1,645      Hospital & Nursing Home - FHA Insured Mtge 1993 Ser B...   5.50    02/15/22      1,719,387
   4,000      Presbyterian Hospital - FHA Insured Mtge Ser 1994 A.....   5.25    08/15/14      4,184,440
   2,000      St Lukes - Roosevelt Hospital - FHA Insured Mtge Ser
              A.......................................................   5.625   08/15/18      2,061,560
 -------                                                                                    ------------
  18,140                                                                                      18,738,769
 -------                                                                                    ------------
            Industrial Development/Pollution Control Revenue (7.1%)
            New York State Energy Research & Development Authority,
   1,500      Brooklyn Union Gas Co Ser 1991 D........................  11.225++ 04/01/20      1,934,970
   3,000      New York State Electric & Gas Co Ser A (AMT)............   5.95    12/01/27      3,001,590
 -------                                                                                    ------------
   4,500                                                                                       4,936,560
 -------                                                                                    ------------
            Mortgage Revenue - Multi-Family (4.4%)
   2,805    New York State Housing Finance Agency, 1996 Ser A Refg
              (FSA)...................................................   6.10    11/01/15      3,087,688
 -------                                                                                    ------------

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2003 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Single Family (5.3%)
            New York State Mortgage Agency,
 $ 2,000      Homeowner Ser 29 A......................................   5.25%   04/01/15   $  2,051,220
   1,500      27th Ser (AMT)..........................................   5.875   04/01/30      1,603,470
 -------                                                                                    ------------
   3,500                                                                                       3,654,690
 -------                                                                                    ------------
            Nursing & Health Related Facilities Revenue (6.1%)
   2,000    New York State Dormitory Authority, Department of Health
              Ser 1993................................................   5.70    07/01/09      2,137,500
   2,000    New York State Medical Care Facilities Finance Agency,
              Mental Health 1993 Ser F................................   5.375   02/15/14      2,095,080
 -------                                                                                    ------------
   4,000                                                                                       4,232,580
 -------                                                                                    ------------
            Public Facilities Revenue (8.9%)
   1,000    Empire State Development Corporation, Personal Income Tax
              Ser 2002 C-1 (FGIC).....................................   5.50    03/15/20      1,109,270
            New York State Dormitory Authority,
   4,000      Court Ser 1993 A........................................   5.625   05/15/13      4,072,760
   1,000      New York School Districts 2002 Ser D (MBIA).............   5.00    10/01/30      1,024,880
 -------                                                                                    ------------
   6,000                                                                                       6,206,910
 -------                                                                                    ------------
            Transportation Facilities Revenue (15.3%)
   1,000    Buffalo & Fort Erie Public Bridge Authority, Toll Bridge
              Ser 1995 (MBIA).........................................   5.75    01/01/25      1,069,370
   2,000    Metropolitan Transportation Authority, Dedicated Tax Ser
              2002 A (FSA)............................................   5.25    11/15/24      2,120,060
            New York State Thruway Authority,
   1,000      Local Hwy & Bridge Ser 2000 A (FSA).....................   5.75    04/01/17      1,142,740
   2,700      Local Hwy & Bridge Ser 2001.............................   5.25    04/01/20      2,881,737
   1,500    Triborough Bridge & Tunnel Authority, Ser 2003 A
              (Ambac).................................................   5.00    11/15/28      1,541,310
   2,000    Puerto Rico Highway & Transportation Authority, Ser 1998
              A.......................................................   4.75    07/01/38      1,882,860
 -------                                                                                    ------------
  10,200                                                                                      10,638,077
 -------                                                                                    ------------
            Water & Sewer Revenue (10.6%)
            New York City Municipal Water Finance Authority,
   2,000      2003 Ser A..............................................   5.375   06/15/18      2,198,780
   1,000      1994 Ser B..............................................   5.50    06/15/19      1,049,980
   2,000      2001 Ser B..............................................   5.125   06/15/31      2,052,680
   1,940    New York State Environmental Facilities Corporation, Clean
              Water Ser 2003 B........................................   5.00    12/15/22      2,028,095
 -------                                                                                    ------------
   6,940                                                                                       7,329,535
 -------                                                                                    ------------

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2003 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            Other Revenue (4.8%)
            New York City Transitional Finance Authority,
 $ 1,000      2003 Ser D (MBIA).......................................   5.25%   02/01/21   $  1,075,790
   2,000      Refg 2003 Ser...........................................   5.50    11/01/26      2,229,680
 -------                                                                                    ------------
   3,000                                                                                       3,305,470
 -------                                                                                    ------------
            Refunded (3.1%)
   2,000    Triborough Bridge & Tunnel Authority, Ser 1993 B (ETM)....   5.00    01/01/20      2,177,660
 -------                                                                                    ------------

  80,625    Total New York Tax-Exempt Municipal Bonds (Cost $81,119,114).................     84,577,316
 -------                                                                                    ------------

            New York Short-Term Tax-Exempt Municipal Obligation (3.8%)
   2,625    Jay Street Development Corporation, Fiscal 2001 Ser A-2
 -------      (Demand 05/01/03) (Cost $2,625,000).....................   1.26*   05/01/20      2,625,000
                                                                                            ------------


 $83,250    Total Investments (Cost $83,744,114) (a) (b)........................   125.6%      87,202,316
 =======
            Other Assets in Excess of Liabilities...............................     9.0        6,269,140
            Preferred Shares of Beneficial Interest.............................   (34.6)     (24,028,709)
                                                                                   -----     ------------
            Net Assets Applicable to Common Shareholders........................   100.0%    $ 69,442,747
                                                                                   =====     ============

---------------------

Note: The categories of investment are shown as a percentage of net assets applicable to common shareholders.
   AMT      Alternative Minimum Tax.
   ETM      Escrowed to maturity.
    WI      Security purchased on a when-issued basis.
    *       Current coupon of variable rate demand obligation.
    ++      Current coupon rate for residual interest bond. This rate
            resets periodically as the auction rate on the related
            short-term security fluctuates.
   (a)      Securities have been designated as collateral in an amount equal to $4,015,520 in connection with the purchase of
            when-issued securities.
   (b)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $3,657,990 and
            the aggregate gross unrealized depreciation is $199,788,
            resulting in net unrealized appreciation of $3,458,202.
                            Bond Insurance:
                            ---------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2003 (unaudited)

Assets:
Investments in securities, at value
  (cost $83,744,114)........................................  $87,202,316
Cash........................................................       80,879
Receivable for:
    Investments sold........................................    8,958,259
    Interest................................................    1,250,309
Prepaid expenses............................................       72,676
                                                              -----------
    Total Assets............................................   97,564,439
                                                              -----------
Liabilities:
Payable for:
    Investments purchased...................................    4,015,520
    Investment management fee...............................       29,491
    Common shares of beneficial interest repurchased........       10,953
Accrued expenses............................................       37,019
                                                              -----------
    Total Liabilities.......................................    4,092,983
                                                              -----------
Preferred shares of beneficial interest (at liquidation
  value) (1,000,000 shares authorized of non-participating
  $.01 par value, 480 shares outstanding)...................   24,028,709
                                                              -----------
    Net Assets Applicable to Common Shareholders............  $69,442,747
                                                              ===========
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 4,553,713 shares
  outstanding)..............................................  $65,358,616
Net unrealized appreciation.................................    3,458,202
Accumulated undistributed net investment income.............      726,463
Accumulated net realized loss...............................     (100,534)
                                                              -----------
    Net Assets Applicable to Common Shareholders............  $69,442,747
                                                              ===========
Net Asset Value Per Common Share
  ($69,442,747 divided by 4,553,713 common shares
  outstanding)..............................................       $15.25
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2003 (unaudited)

Net Investment Income:

Interest Income.............................................  $2,355,854
                                                              ----------
Expenses
Investment management fee...................................     162,048
Auction commission fees.....................................      45,793
Professional fees...........................................      33,553
Transfer agent fees and expenses............................      11,972
Shareholder reports and notices.............................       8,955
Auction agent fees..........................................       8,804
Trustees' fees and expenses.................................       7,268
Registration fees...........................................       5,365
Custodian fees..............................................       4,133
Other.......................................................      10,050
                                                              ----------
    Total Expenses..........................................     297,941
Less: expense offset........................................      (4,126)
                                                              ----------
    Net Expenses............................................     293,815
                                                              ----------
    Net Investment Income...................................   2,062,039
                                                              ----------
Net Realized and Unrealized Gain (Loss):
Net realized gain...........................................   1,000,561
Net change in unrealized appreciation.......................    (267,497)
                                                              ----------
    Net Gain................................................     733,064
                                                              ----------
Dividends to preferred shareholders from net investment
  income....................................................    (227,231)
                                                              ----------
Net Increase................................................  $2,567,872
                                                              ==========

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE SIX      FOR THE YEAR
                                                              MONTHS ENDED         ENDED
                                                              APRIL 30, 2003   OCTOBER 31, 2002
                                                               -----------       -----------
                                                               (unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................   $ 2,062,039       $ 4,288,125
Net realized gain...........................................     1,000,561         1,295,721
Net change in unrealized appreciation.......................      (267,497)         (750,197)
Dividends to preferred shareholders from net investment
  income....................................................      (227,231)         (471,802)
                                                               -----------       -----------
    Net Increase............................................     2,567,872         4,361,847

Dividends to common shareholders from net investment
  income....................................................    (1,856,937)       (3,662,273)
Decrease from transactions in common shares of beneficial
  interest..................................................      (689,453)       (2,008,846)
                                                               -----------       -----------

    Net Increase (Decrease).................................        21,482        (1,309,272)
Net Assets:
Beginning of period.........................................    69,421,265        70,730,537
                                                               -----------       -----------
End of Period
(Including accumulated undistributed net investment income
of $726,463 and $748,592, respectively).....................   $69,442,747       $69,421,265
                                                               ===========       ===========

                       See Notes to Financial Statements

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2003 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley New York Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal, New York State and New York City income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and
(3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2003 (UNAUDITED) continued

receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets applicable to common shareholders.

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2003 (UNAUDITED) continued

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2003 aggregated $18,026,604 and $22,130,814, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2003, the Trust had transfer agent fees and expenses payable of approximately $1,300.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 and 2 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                 AMOUNT IN           RESET        RANGE OF
SERIES  SHARES*  THOUSANDS*  RATE*    DATE    DIVIDEND RATES**
------  -------  ----------  -----  --------  ----------------
  1       260      13,000    2.65%  01/06/04       2.65%
  2       220      11,000    1.20   05/01/03    0.75 - 1.57

---------------------
    * As of April 30, 2003.
   ** For the six months ended April 30, 2003.

Subsequent to April 30, 2003 and up through June 6, 2003, the Trust paid dividends to Series 1 and 2 at rates ranging from 0.95% to 2.65%, in the aggregate amount of $42,530.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2003 (UNAUDITED) continued

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 2001...................................  4,753,713    $47,537    $68,009,378
Treasury shares purchased and retired (weighted average
  discount 8.12%)*..........................................   (148,400)    (1,484)    (2,007,362)
                                                              ---------    -------    -----------
Balance, October 31, 2002...................................  4,605,313     46,053     66,002,016
Treasury shares purchased and retired (weighted average
  discount 11.38%)*.........................................    (51,600)      (516)      (688,937)
                                                              ---------    -------    -----------
Balance, April 30, 2003.....................................  4,553,713    $45,537    $65,313,079
                                                              =========    =======    ===========

---------------------
   * The Trustees have voted to retire the shares purchased.

6. Federal Income Tax Status

At October 31, 2002, the Trust had a net capital loss carryover of approximately $1,101,000, to offset future capital gains to the extent provided by regulations, available through October 31 of the following years:

 AMOUNT IN THOUSANDS
----------------------
2003  2004  2005  2008
----  ----  ----  ----
$541  $331  $23   $203
====  ====  ====  ====

As of October 31, 2002, the Trust had temporary book/tax differences attributable to book amortization of discount on debt securities and dividend payable.

7. Dividends to Common Shareholders

On March 25, 2003, the Trust declared the following dividends from net investment income:

 AMOUNT       RECORD        PAYABLE
PER SHARE      DATE          DATE
---------  ------------  -------------
 $0.0675   May 9, 2003   May 23, 2003
 $0.0675   June 6, 2003  June 20, 2003

8. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

Morgan Stanley New York Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2003 (UNAUDITED) continued

9. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2003, the Trust held positions in residual interest bonds having a total value of $1,934,970, which represents 2.8% of the Trust's net assets applicable to common shareholders.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities.

At April 30, 2003, the Trust had no outstanding futures contracts.

Morgan Stanley New York Quality Municipal Securities

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                             FOR THE SIX                           FOR THE YEAR ENDED OCTOBER 31
                                             MONTHS ENDED           -----------------------------------------------------------
                                            APRIL 30, 2003           2002         2001         2000         1999         1998
                                            --------------          -------      -------      -------      -------      -------
                                             (unaudited)
Selected Per Share Data:
Net asset value, beginning of period......       $15.07              $14.88       $13.81      $ 13.03      $ 14.73      $ 14.08
                                                 ------              ------       ------      -------      -------      -------
Income (loss) from investment operations:
    Net investment income*................         0.45                0.92         0.92         0.90         0.87         0.89
    Net realized and unrealized gain
      (loss)..............................         0.17                0.11         0.95         0.82        (1.69)        0.61
    Common share equivalent of dividends
      paid to preferred shareholders......        (0.05)              (0.10)       (0.15)       (0.19)       (0.15)       (0.16)
                                                 ------              ------       ------      -------      -------      -------
Total income (loss) from investment
  operations..............................         0.57                0.93         1.72         1.53        (0.97)        1.34
                                                 ------              ------       ------      -------      -------      -------
Less dividends from net investment
  income..................................        (0.41)              (0.78)       (0.69)       (0.77)       (0.75)       (0.70)
                                                 ------              ------       ------      -------      -------      -------
Anti-dilutive effect of acquiring treasury
  shares*.................................         0.02                0.04         0.04         0.02         0.02         0.01
                                                 ------              ------       ------      -------      -------      -------
Net asset value, end of period............       $15.25              $15.07       $14.88      $ 13.81      $ 13.03      $ 14.73
                                                 ======              ======       ======      =======      =======      =======
Market value, end of period...............       $13.70              $13.29       $13.25      $11.813      $12.313      $14.063
                                                 ======              ======       ======      =======      =======      =======
Total Return+.............................         6.26%(1)            6.25%       18.29%        2.07%       (7.39)%      16.92%
Ratios to Average Net Assets of Common
Shareholders:
Total expenses (before expense offset)....         0.87%(2)(3)         0.85%(3)     0.80%(3)     0.88%(3)     0.87%(3)     0.86%(3)
Net investment income before preferred
 stock dividends..........................         6.00%(2)            6.21%        6.37%        6.81%        6.13%        6.15%
Preferred stock dividends.................         0.66%(2)            0.68%        1.06%        1.45%        1.06%        1.13%
Net investment income available to common
 shareholders.............................         5.34%(2)            5.53%        5.31%        5.36%        5.07%        5.02%
Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in
 thousands................................      $69,443             $69,421      $70,731      $67,333      $65,004      $74,862
Asset coverage on preferred shares at end
 of period................................          389%                389%         395%         380%         371%         412%
Portfolio turnover rate...................           20%(1)              20%           9%           7%          13%          14%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Francis Smith
Vice President and Chief Financial Officer

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

[MORGAN STANLEY LOGO]


MORGAN STANLEY
NEW YORK QUALITY
MUNICIPAL SECURITIES


Semiannual Report
April 30, 2003

38583RPT-11153E03-AS-5/03

Item 9 - Controls and Procedures

     The Trust's chief executive officer and chief financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

     There were no significant changes or corrective actions with regard to siginficant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10b Exhibits
A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

Items 2 - 8 and Item 10a are not applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley New York Quality Municipal Securities

Ronald E. Robison
Principal Executive Officer
June 20, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ronald E. Robison
Principal Executive Officer
June 20, 2003

Francis Smith
Principal Financial Officer
June 20, 2003


                                       2